UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 12, 2007

COMMUNITY BANCORP

(Exact name of registrant as specified in its charter)

Nevada	000-51044	01-0668846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 South 4th Street, Suite 215, Las Vegas, Nevada 89101

(Address of principal executive offices) (Zip Code)

(702) 878-0700

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

On October 12, 2007, Community Bancorp (NASDAQ: CBON), parent company of Community Bank of Nevada and Community Bank of Arizona, announced the company will host an investor conference call at 1:30 p.m. EDT (10:30 a.m. PDT) on Monday, October 22, 2007, to review the financial results for its 2007 third quarter ended September 30.

The call will be open to all interested investors through a live, listen-only audio Web broadcast via the Internet at www.communitybanknv.com/conference. For those who are not available to listen to the live broadcast, the call will be archived for 90 days.

A copy of the press release announcing the call is attached to this 8-K as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated October 12, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCORP
(Registrant)

Date:	October 17, 2007	/s/ Edward M. Jamison
Edward M. Jamison, President, Chief
Executive Officer and Chairman
of the Board